UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2007
APOLLO GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Arizona	0-25232	86-0419443

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, Arizona	85040

(Address of Principal Executive Offices)	(Zip Code)
(480) 966-5394
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On June 28, 2007, Apollo Group, Inc. (the “Company”) issued a press release regarding selected financial results for its third quarter of fiscal 2007, ended May 31, 2007. The Company also announced in the press release that it will hold a conference call (with a webcast at www.apollogrp.edu) at 5:00 PM Eastern Time, 2:00 PM Pacific Time, on June 28, 2007 regarding its third quarter results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 8.01. Other Events.
On June 27, 2007, the Company issued a press release regarding the election of its Board of Directors at the Annual Meeting of the holders of the Company’s Class B common stock that was held on June 21, 2007; Gregory W. Cappelli, Dino J. DeConcini, Roy A. Herberger, Jr., Brian Mueller, K. Sue Redman, James R. Reis, Dr. John G. Sperling, Peter V. Sperling and George Zimmer were elected to the Company’s Board of Directors. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Also, on June 28, 2007, the Company issued a press release regarding its Board of Directors’ authorization on June 22, 2007 for the Company to repurchase shares of Company Class A common stock in exchange for up to $500 million in the aggregate (“Share Repurchase Program”). Under the Share Repurchase Program, the Company may repurchase shares of its Class A common stock from time to time on the open market or in privately negotiated transactions. Company management will determine the timing and number of shares repurchased. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by Apollo Group, Inc. dated June 28, 2007.

99.2	Text of press release issued by Apollo Group, Inc. dated June 27, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GROUP, INC.

Date: June 28, 2007	By:	/s/ JOSEPH L. D’AMICO

	Name:	Joseph L. D’Amico
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Apollo Group, Inc. dated June 28, 2007.

99.2	Text of press release issued by Apollo Group, Inc. dated June 27, 2007.